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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2015

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        On June 24, 2014, Global Partners LP (the "Partnership") and its wholly owned subsidiary, GLP Finance Corp. ("Finance", and together with the Partnership, the "Issuers") completed a private placement of $375 million aggregate principal amount of 6.25% senior notes due 2022 (the "Senior Notes"), which are fully and unconditionally guaranteed by each of the Partnership's wholly owned subsidiaries other than Finance (the "Guarantors"). In connection with the private placement of the Senior Notes, the Partnership and the Guarantors entered into a registration rights agreement with the initial purchasers of the Senior Notes obligating the Partnership and the Guarantors to file an exchange registration statement (the "Registration Statement") with the Securities and Exchange Commission to exchange the Senior Notes and related guarantees for registered notes (the "New Notes") and guarantees having substantially the same terms as the Senior Notes (the "Exchange Offer"). In connection with the Exchange Offer, the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Partnership is filing on this Current Report on Form 8-K certain financial information required to be included in or incorporated by reference into the Registration Statement by Rule 3-10 of Regulation S-X.

        Pursuant to Rule 3-10 of Regulation S-X, the Partnership is filing (i) as Exhibit 99.1 to this Current Report on Form 8-K the Partnership's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2013 (the "10-K"), which include new Note 24 to the Partnership's audited consolidated financial statements and (ii) as Exhibit 99.2 to this Current Report on Form 8-K the Partnership's unaudited consolidated financial statements contained in its Quarterly Report on Form 10-Q for the period ended September 30, 2014 (the "10-Q"), which include new Note 19 to the Partnership's unaudited consolidated financial statements, in each case disclosing condensed consolidating financial information regarding the financial position, results of operations and cash flows of the Partnership and its subsidiaries. The information in this Form 8-K is not an amendment to the 10-K or the 10-Q and is not a restatement of the financial information included therein.

        As previously disclosed, on January 7, 2015, the Partnership completed the acquisition by Global Montello Group Corp., a wholly owned subsidiary of the Partnership, of 100% of the equity interests in Warren Equities, Inc. ("Warren"). Warren is a Guarantor of the Senior Notes and will be a Guarantor of the New Notes. In order to provide the financial statement information required by Rule 3-10(g) of Regulation S-X, the Partnership is filing as Exhibit 99.3 to this Current Report on Form 8-K the unaudited interim consolidated financial statements of Warren and its subsidiaries as of November 30, 2014 and for the six months ended November 30, 2014 and 2013 and the related notes thereto.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
Global Partners LP consolidated balance sheets as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income, comprehensive income, partners' equity and cash flows for each of the years ended December 31, 2013, 2012 and 2011 with report of independent registered public accounting firm thereon, modified solely to include Note 24.
99.2
Global Partners LP unaudited consolidated balance sheets as of September 30, 2014 and December 31, 2013, and the related consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2014 and 2013 and partners' equity and cash flows for the nine months ended September 30, 2014 and 2013, modified solely to include Note 19.
99.3
Unaudited interim consolidated financial statements of Warren Equities, Inc. and its subsidiaries as of November 30, 2014 and for the six months ended November 30, 2014 and 2013 and the related notes thereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	GLOBAL PARTNERS LP its General Partner
Dated: March 3, 2015		By:	/s/ Edward J. Faneuil
Edward J. Faneuil Executive Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
Global Partners LP consolidated balance sheets as of December 31, 2013 and December 31, 2012 and the related consolidated statements of income, comprehensive income, partners' equity and cash flows for each of the years ended December 31, 2013, 2012 and 2011 with report of independent registered public accounting firm thereon, modified solely to include Note 24.
99.2
Global Partners LP unaudited consolidated balance sheets as of September 30, 2014 and December 31, 2013, and the related consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2014 and 2013 and partners' equity and cash flows for the nine months ended September 30, 2014 and 2013, modified solely to include Note 19.
99.3
Unaudited interim consolidated financial statements of Warren Equities, Inc. and its subsidiaries as of November 30, 2014 and for the six months ended November 30, 2014 and 2013 and the related notes thereto.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX